                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 1998

                      WPS Receivables Corporation on behalf
                of the WestPoint Stevens Receivables Master Trust
             (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
         ---------------------------------------------------------------
             (Exact name of registrant as specified on its charter)

                 Delaware                                         33-76956                      58-2080658
---------------------------------------------               ---------------------           ------------------
(State or other jurisdiction of incorporation               (Commission File No.)            (I.R.S. Employer
 or organization)                                                                           Identification No.)

507 West 10th Street, West Point, Georgia                                                           31833
-----------------------------------------                                                    ------------------
(Address of principal executive offices)                                                          (Zip Code)

Registrant's telephone number, including area code: (706) 645-4248
                                                    --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

                  The Registrant is filing the exhibit listed in Item 7 below.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the October 19, 1998 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.

                                         WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                         By:  WPS RECEIVABLES CORPORATION,
                                                as Depositor

                                         By:  /s/ Craig J. Berlin
                                              ----------------------------
                                              Craig J. Berlin
                                              President

Date: October 20, 1998

                                  EXHIBIT LIST

Exhibit
-------
  99.2            Monthly Settlement Statement for the Floating Rate Trade Receivables Participation
                  Certificates, Series 1994-1 with respect to the October 19, 1998 Distribution Date